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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                  June 8, 2000
                                  ------------


                          MACK-CALI REALTY CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                    Maryland
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                 (State or other jurisdiction of incorporation)


         1-13274                                        22-3305147
----------------------------                    --------------------------
    (Commission File No.)                            (I.R.S. Employer
                                                    Identification No.)


                  11 Commerce Drive, Cranford, New Jersey 07016
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               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 272-8000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

         On June 8, 2000, the Board of Directors of Mack-Cali Realty Corporation (the "Company"), upon the unanimous recommendation of the Audit Committee of the Board of Directors of the Company, approved and adopted the Mack-Cali Realty Corporation Audit Committee Charter. In connection with the foregoing, the Company hereby files the following documents:

         Exhibit            Document
         -------            --------

         10.1               Mack-Cali Realty Corporation Audit Committee Charter



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MACK-CALI REALTY CORPORATION


Date:  June 14, 2000                     By: /s/ Barry Lefkowitz
                                             ----------------------------------
                                             Barry Lefkowitz
                                             Executive Vice President and Chief
                                             Financial Officer

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                                  EXHIBIT INDEX

         Exhibit            Document
         -------            --------

         10.1               Mack-Cali Realty Corporation Audit Committee Charter



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